SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549



FORM 8-K


CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 13, 1995



Central Fidelity Banks, Inc.
(Exact name of registrant as specified in its charter)




	Virginia			0-8829			54-1091649
   (State or other	         (Commission	    (IRS Employer
   jurisdiction of          File Number)	    Identification
   incorporation)				              Number)


1021 East Cary Street, Richmond, Virginia 23219
(Address of principal offices)



Registrant's telephone number, including area code: (804) 782-4000






Note: This document contains 16 pages.

Item 5. Other Events

On September 13, 1995 the Board of Directors of the Registrant, at a regularly scheduled meeting, adopted a resolution restating, in its entirety, Section 1.2 of the Registrant's Restated By-Laws.

Section 1.2 formerly read as follows:

Special Meetings. Special meetings of shareholders, unless otherwise provided by law, may be called at any time by the Board, the Chairman of the Board, the President or the holders of not less than one-tenth of all the shares entitled to vote at such meeting.

Section 1.2 now reads as follows:

Special Meetings. Special meetings of shareholders may be called only by the Board, the Chairman of the Board, or the President.

Item 7. Financial Statements and Exhibits

(c) Exhibits

Exhibit No. 3(ii)			Restated By-Laws of Central Fidelity Banks,
					Inc. effective March 14, 1990, as amended
					September 13, 1995.

SIGNATURES


	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Central Fidelity Banks, Inc.
(Registrant)



Date: September 20 1995                       /s/ James F. Campbell
								James F. Campbell
						Senior Vice President & Controller

EXHIBIT INDEX


Exhibit No. 3(ii)		Restated By-Laws of Central Fidelity Banks,
				Inc. effective March 14, 1990, as amended
				September 13, 1995.

Exhibit 3(ii)

RESTATED

BY-LAWS OF CENTRAL FIDELITY BANKS, INC.

EFFECTIVE MARCH 14, 1990,

AS AMENDED SEPTEMBER 13, 1995



	ARTICLE I

	Shareholders

	SECTION 1.1. Annual Meeting. The annual meeting of the shareholders for the election of Directors and for the transaction of such other business as may properly come before the meeting shall be held in May of each and every year, on a date to be set by the Board, at 4:30 p.m., unless the time and date are otherwise established by the Board of Directors (hereinafter referred to as the "Board").

	SECTION 1.2. Special Meetings. Special meetings of shareholders may be called only by the Board, the Chairman of the Board, or the President.

	SECTION 1.3. Place of Meeting. The Board may designate any place, either within or without the State of Virginia, as the place of meeting for any annual meeting or for any special meeting which is called by the Board. If no place is designated by the Board, or if a special meeting is called otherwise than by the Board, the place of meeting shall be the principal office of the Corporation in the City of Richmond, State of Virginia.

	SECTION 1.4. Notice of Meetings. Written notice stating the place, day and hour of the meeting and, in case of a special meeting, the purpose or purposes for which the meeting is called, shall be given not less than ten days nor more than sixty days before the date of such meeting (except as a different time is specified by law) by mail, by or at the direction of the Board, the Chairman of the Board, the President, or the Secretary, or persons calling the meeting, to each shareholder of record entitled to vote at such meeting. Such notice shall be deemed to be given when deposited in the United States mail, with postage prepaid, addressed to the shareholder at his address as it appears on the stock records of the Corporation at the close of business on the record date established for such meeting.



	SECTION 1.5. Closing of Transfer Records or Fixing Date. For the purpose of determining shareholders entitled to receive notice of or to vote, any meeting of shareholders or any adjournment thereof, or shareholders entitled to payment of any dividend, or in order to make a determination of shareholders for any other purpose, the Board may provide that the stock transfer records shall be closed for a stated period not to exceed, in any case, seventy days. The Board may, in lieu of closing the stock transfer records, fix in advance a date as the record date for any such determination of shareholders, such date in any case to be not more than seventy days prior to the date on which the particular action, requiring such determination of shareholders, is to be taken. If the stock transfer records are not closed and no record date is fixed by the Board, as provided above, then the date on which notice of the meeting is mailed, or the date on which the resolution of the Board declaring such dividend is adopted, shall be the record date for such determination of shareholders.

	When the determination of shareholders entitled to vote at any meeting of shareholders has been made, as provided herein, such determination shall apply to any adjournment of such meeting.

	SECTION 1.6. Voting Lists. The Secretary shall make, at least ten days before each meeting of shareholders, a complete list of the shareholders entitled to vote at such meeting or any adjournment thereof, with the address of and the number of shares held by each. Such list, for a period of ten days prior to such meeting shall be kept on file at the registered office of the Corporation or at the office of its transfer agent or registrar and shall be subject to inspection by any shareholder at any time during usual business hours. Such list shall also be produced and kept open at the time and place of the meeting and shall be subject to inspection by any shareholder during the whole time of the meeting.

	SECTION 1.7. Quorum. A majority of the shares entitled to a vote, represented in person or by proxy, shall constitute a quorum at a meeting of shareholders, except as otherwise required by law. If less than a majority of the shares entitled to vote are so represented at the meeting, then a majority of shares so represented may adjourn the meeting from time to time without further notice, but may take no other action.
At such adjourned meeting, at which a quorum is present in person or represented by proxy, any business may be transacted which might have been transacted at the meeting as originally notified.

	SECTION 1.8. Proxies. At all meetings of shareholders, a shareholder may vote in person or by proxy executed in writing by such shareholder or his duly authorized attorney-in-fact. Such proxy shall be filed with the Secretary of the Corporation before or at the time of the meeting. No proxy shall be valid after eleven months from its date, unless otherwise provided in the proxy.

	SECTION 1.9. Voting of Shares. Each share entitled to vote at any meeting of shareholders, shall be entitled to one vote on each matter submitted to a vote at such meeting. If a quorum is present, the affirmative vote of the majority of the shares represented at the meeting and entitled to vote on the subject matter shall be the act of the shareholders, unless the subject matter be one requiring a greater vote under the law and except that in elections of Directors those receiving the greatest number of votes shall be deemed elected even though not receiving a majority.

	At each election of Directors, every shareholder shall have the right to vote, in person or by proxy, the number of shares which he is entitled to vote at said meeting, for as many persons as there are Directors to be elected at said meeting, but cumulative voting shall not be permitted.

	SECTION 1.10. Voting of Shares by Certain Holders. Shares of the Corporation which are held in its treasury, or by it in a fiduciary capacity, or by another corporation, or by a partnership, or by two or more persons as joint tenants, tenants in common, or tenants by the entirety, or by an administrator, executor, guardian, committee or curator, or by a trustee or by a receiver, or by a receiver or trustee under the National Bankruptcy Act, or by a pledgee, shall be voted only in accordance with the provisions of Section 13.1-662 of the Code of Virginia.

	SECTION 1.11. Organization. At every meeting of shareholders, they shall elect a shareholder to act as Chairman and another person to act as Secretary of the meeting. A full record of each meeting shall be made by its Secretary and such minutes shall be retained in the records of the Corporation.

	SECTION 1.12. Judges of Election. Every election of Directors by shareholders shall be managed by three judges who shall hold and conduct the election for which they are appointed to serve; and, after the election, they shall file with the Secretary a certificate under their hands, certifying the result thereof and the names of the Directors elected. The judges of election, at the request of the Chairman of the meeting, shall also act as tellers of any vote by ballot taken at such meeting and shall certify the result thereof. The judges of election shall be appointed by the Board in advance of the meeting at which they are to serve but should the Board fail to make such appointment or if any judge of election for any reason should fail to attend and act at such meeting, a judge or judges of election may be appointed by the Chairman of the meeting.

	SECTION 1.13. Notice of Shareholder Business. At an annual meeting of the shareholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting business must be (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (b) otherwise properly brought before the meeting by or at the direction of the Board of Directors, or
(c) otherwise properly brought before the meeting by a shareholder. For business to be properly brought before an annual meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the Secretary of the Corporation. To be timely, a shareholder's notice must be delivered to or mailed and received at the principal executive offices of the Corporation, not less than 60 days nor more than 90 days prior to the meeting; provided, however, that in the event that less than 70 days' notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder to be timely must be so received not later than the close of business on the 10th day following the day on which such notice of the date of the annual meeting was mailed or such disclosure was made. A shareholder's notice to the Secretary shall set forth as to each matter the shareholder proposes to bring before the annual meeting (a) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (b) the name and address, as they appear on the Corporation's books, of the shareholder proposing such business, (c) the class and number of shares of the Corporation which are beneficially owned by the shareholder, and (d) any material interest of the shareholder in such business. Notwithstanding anything in the By-Laws to the contrary, no business shall be conducted at any annual meeting except in accordance with the procedures set forth in this Section 1.13. The Chairman of an annual meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting and in accordance with the provisions of this Section 1.13, and if he should so determine, he shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.

	ARTICLE II

	Board of Directors

	SECTION 2.1. General Powers. The business and affairs of the Corporation shall be managed by its Board of Directors.

	SECTION 2.2. Number, election and terms; nominations. Except as otherwise fixed by or pursuant to the provisions of Article III of the Articles of Incorporation relating to the rights of the holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation to elect additional directors under specified circumstances, the number of the Directors of the Corporation shall be fixed from time to time by the Board of Directors but shall not be less than three. The Directors, other than those who may be elected by the holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation, shall be classified, with respect to the time for which they severally hold office, into three classes, as nearly equal in number as possible, as determined by the Board of Directors of the Corporation, one class to be originally elected for a term expiring at the annual meeting of stockholders to be held in 1986, another class to be originally elected for a term expiring at the annual meeting of stockholders to be held in 1987, and another class to be originally elected for a term expiring at the annual meeting of shareholders to be held in 1988, with each class to hold office until its successor is elected and qualified. At each annual meeting of the shareholders of the Corporation, the successors of the class of Directors whose term expires at that meeting shall be elected to hold office for a term expiring at the annual meeting of shareholders held in the third year following the year of their election. Nominations for the election of Directors shall be given in the manner provided in
Section 2.13 of these By-Laws.

	SECTION 2.3. Chairman of the Board. The Board of Directors shall elect a Chairman from among its members to preside at all meetings of the Board and at all meetings of the Executive Committee. The Board may also elect a Vice Chairman.

	SECTION 2.4. Newly created directorships. Except as otherwise provided for or fixed by or pursuant to the provisions of Article III of the Articles of Incorporation relating to the rights of the holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation to elect directors under specified circumstances, newly created directorships resulting from any increase in the number of Directors and any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other cause shall be filled by the affirmative vote of a majority of the remaining Directors then in office, even though less than a quorum of the Board of Directors. Any Director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the class of Directors in which the new directorship was created or the vacancy occurred and until such Director's successor shall have been elected and qualified. No decrease in the number of Directors constituting the Board of Directors shall shorten the term of any incumbent Director.

	SECTION 2.5. Honorary and Advisory Directors. The Board may appoint to the position of Honorary Director or the position of Advisory Director such person or persons as it deems appropriate. Honorary Directors shall be entitled to receive notice of, and to attend all meetings of the Board, but they shall not be Directors and shall not be entitled to vote, nor shall they be counted in determining a quorum of the Board. Advisory Directors shall be entitled only to notice of meetings of Advisory or Regional Boards of the Corporation to which they shall be appointed. Honorary and Advisory Directors, shall receive such compensation as may be authorized by the Board for attendance at meetings.

	SECTION 2.6. Removal. Subject to the rights of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation to elect Directors under specified circumstances, any Director may be removed from office, with or without cause and only by the affirmative vote of the holders of 80% of the combined voting power of the then outstanding shares of stock entitled to vote generally in the election of Directors, voting together as a single class.

	SECTION 2.7. Regular Meetings. A regular meeting of the Board shall be held immediately after the annual meeting of shareholders without notice thereof. A majority of the full Board may provide, by resolution, the time and place for the holding of additional regular meetings. Such additional regular meetings shall be held upon notice of the time and place thereof.

	SECTION 2.8. Special Meetings. Special meetings of the Board may be called by or at the request of the Chairman of the Board, the Vice Chairman, the President or any three Directors. Notice of the time, place and purpose of each special meeting shall be given to each Director at either his business or residence address as shown by the records of the Secretary, at least forty-eight hours previously thereto if mailed and twenty-four hours previously thereto if delivered or given by telegram or telephone. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail so addressed, with postage prepaid thereon. If notice be given by telegram, such notice shall be deemed to be delivered when the telegram, so addressed, is delivered to the telegraph company. Any Director may waive notice of any meeting and the attendance of a Director at a meeting shall constitute a waiver of notice of such meeting except where a Director attends for the express purpose of objecting to the transaction of business thereat on the ground that the meeting is not lawfully called or convened.

	SECTION 2.9. Quorum. A majority of the Directors shall constitute a quorum for the transaction of business.

	SECTION 2.10. Manner of Acting. The act of the majority of the Directors present at a meeting at which a quorum is present shall, unless otherwise provided by law or these By-Laws, be the act of the Board. Any action required to be taken at a meeting of Directors, may be taken without a meeting if a consent in writing, setting forth action so shall be signed by all of the Directors. Such written consent shall have the same force and effect as an unanimous vote.

	SECTION 2.11. Compensation. By a resolution of the Board, the Directors may be paid their expenses, if any, of attendance at each meeting of the Board and each meeting of a committee and may, in addition, be paid a fixed sum for serving as Director and for attendance at each such meeting. No such payment shall preclude any Director from serving the Corporation in any other capacity and receiving compensation therefor.

	SECTION 2.12. Presumption of Assent. A Director of the Corporation who is present at a meeting of the Board at which action on any Corporation matter is taken shall be presumed to have assented to the action taken unless his dissent shall be entered in the minutes of the meeting, or unless he shall file his written dissent to such action with the person acting as Secretary of the meeting before the adjournment thereof.

	SECTION 2.13. Nominations. Only persons who are nominated in accordance with the procedures set forth in this Section 2.13 shall be eligible for election as Directors. Nominations of persons for election to the Board of Directors of the Corporation may be made at a meeting of shareholders by or at the direction of the Board of Directors or by any shareholder of the Corporation entitled to vote for the election of Directors at the meeting who complies with the notice procedures set forth in this Section 2.13. Such nominations, other than those made by or at the direction of the Board of Directors, shall be made pursuant to timely notice in writing to the Secretary of the Corporation. To be timely, a shareholder's notice shall be delivered to or mailed and received at the principal executive offices of the Corporation not less than 60 days nor more than 90 days prior to the meeting; provided, however, that in the event that less than 70 days' notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder to be timely must be so received not later than the close of business on the 10th day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made. Such shareholder's notice shall set forth (a) as to each person whom the shareholder proposes to nominate for election or re-election as a Director, (i) the name, age, business address and residence address of such person, (ii) the principal occupation or employment of such person, (iii) the class and number of shares of the Corporation which are beneficially owned by such person and (iv) any other information relating to such person that is required to be disclosed in solicitations of proxies for election of Directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including without limitation such person's written consent to being named in the proxy statement as a nominee and to serving as a Director if elected); and (b) as to the shareholder giving the notice (i) the name and address, as they appear on the Corporation's books, of such shareholder and (ii) the class and number of shares of the Corporation which are beneficially owned by such shareholder. At the request of the Board of Directors any person nominated by the Board of Directors for election as a Director shall furnish to the Secretary of the Corporation that information required to be set forth in a shareholder's notice of nomination which pertains to the nominee. No person shall be eligible for election as a Director of the Corporation unless nominated in accordance with the procedures set forth in this Section 2.13. The chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the procedures prescribed by the By-Laws, and if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded.


	Article III

	Committees

	SECTION 3.1. Executive Committee. There shall be an Executive Committee of the Board consisting of (i) the Chairman of the Board, (ii) the President, and (iii) not less than eight Directors who shall be elected by the Board at its meeting thereof following the annual meeting of the shareholders. The Board may also elect from its members six alternates to serve on the Executive Committee to be called as necessary to provide a quorum of the Committee in the event of absence or inability of regular members of the Committee to attend any particular regular or special meeting of such Committee. Except to increase the number of Directors, fill vacancies on the Board, approve the amendment of the Articles of Incorporation or a plan of merger or consolidation, or for any other matters which cannot by law be delegated by the Board, the

Executive Committee shall have all the powers of the Board in the management and conduct of the business and affairs of the Corporation in the intervals between meetings of the Board, and shall report its actions to the Board at its regular meetings. Vacancies in the membership of the Executive Committee (including alternates) may be filled at any meeting of the Board.

	SECTION 3.2. Audit Committee. There shall be an Audit Committee composed of at least three Directors elected by the Board, none of whom shall be officers employed on a regular full-time basis by the Corporation or any of its affiliates. The Board shall appoint from among the members of the Committee a Chairman thereof, who shall preside at meetings of the Committee and shall direct its work.

	It shall be the duty of the Committee to act on behalf of the Board, to make certain that the affairs and operations of the Corporation and its affiliates are subject to proper audits and control procedures, to report regularly to the Board, at least annually, in connection with the activities, findings and reports of both internal and independent audits of the Corporation and its affiliates, to provide guidance and assistance to such auditors, and to assure that such auditors are free to exercise their function independent of management, wherever appropriate.

	SECTION 3.3. Other Committees. The Board shall create such other committees as it may determine will be helpful in discharging its responsibilities for the management and administration of the Corporation. Each committee shall consist of such Directors, officers and others as may be elected thereto by the Board, and each committee shall perform such functions as may be assigned to it by the Board.

	SECTION 3.4. Compensation. The Chairman and members of all committees shall receive such compensation for their services as may be fixed by the Board.

	SECTION 3.5. Meetings. Regular meetings of any standing or special committee may be held without call or notice at such times or places as such committee from time to time may fix. Other meetings of any such committee may be called by the Chairman of the Board, the President or any two members of such committee, upon giving notice of the time, place and purpose of each such meeting to each member at either his business or residence address, as shown by the records of the Secretary, at least forty-eight hours previously thereto if mailed, and twenty-four hours previously thereto if delivered in person, or given orally, or by telephone or by telegraph. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail, so addressed, with postage prepaid thereon. If notice be given by telegram, such notice shall be deemed to be delivered when the telegram, so addressed, is delivered to the telegraph company. Any Director or member may waive notice of a meeting and the attendance of a Director or member at a meeting shall constitute a waiver of notice of such meeting except where a Director or member attends for the express purpose of objecting to the transaction of business there at on the grounds that the meeting is not lawfully called or convened.

	SECTION 3.6. Quorum. At any meeting of any standing or special committee, a majority of the members shall constitute a quorum but any action of such committee to be effective must be authorized by the affirmative vote of a majority of the members thereof present at the meeting.

	ARTICLE IV

	Officers

	SECTION 4.1. Number. The officers of the Corporation shall be the Chairman of the Board, the President, and one or more Vice Presidents, a Secretary, a Treasurer, and such other officers with such titles and descriptions, as the Board, from time to time, may deem appropriate. Any two or more officers may be held by the same person except the offices of the President and the Secretary may not be combined.

	SECTION 4.2. Election and Term of Office. The officers of the Corporation shall be elected annually by the Board at its first meeting held after the annual meeting of shareholders, or as soon thereafter as is convenient. Each officer shall hold office until his successor shall have been duly elected and shall have qualified or until his death or until he shall resign or shall have been removed in the manner hereinafter provided.

	SECTION 4.3. Removal. Any officer or agent elected or appointed by the Board may be removed by the Board whenever in its judgment the best interest of the Corporation would be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed.

	SECTION 4.4. Vacancies. A vacancy in any office because of death, resignation, removal, disqualification or otherwise may be filled by the Board for the unexpired portion of the term.

	SECTION 4.5. Chairman of the Board. The Board shall elect one of its members to be Chairman of the Board. The Chairman of the Board shall be the Chief Executive Officer of the Corporation and subject to the direction and control of the Board, shall have general power over, and supervision of, the business, property and affairs of the Corporation.
He shall preside at meetings of the Board and of the Executive Committee and shall perform such other duties as the Board may prescribe.

	SECTION 4.6. President. The Board shall elect one of its members to be President who shall have such powers and duties as may be assigned to him by the Board or the Chairman of the Board.

	SECTION 4.7. Vice Presidents. The Board shall elect one or more Vice Presidents, and may elect one or more Corporate Executive Officers, each of whom shall have such powers and duties as may be assigned to such persons by the Board or the Chairman of the Board. The Board may confer upon such persons some particular or descriptive title indicative of that person's authorities or duties.

	SECTION 4.8. Secretary. The Board shall elect a Secretary of the Corporation who shall be ex-officio Secretary of the Board, the Executive Committee and of all other standing committees. The Secretary shall keep the minutes of all meetings of the Board, the Executive Committee, and when required, of all other standing committees and meetings of which the Secretary shall be assigned secretary, and attend to serving and giving all notices of the Corporation. The Secretary shall have charge of the corporate seal, the stock certificate records and such other books, records, and papers as the Board and the Executive Committee may direct; keep a stock record containing the names of all persons who are shareholders of the Corporation, showing their place of residence, the number of shares of stock held by them, respectively, the time when they respectively become owners thereof; and shall perform such other duties as may be incident to the office or as prescribed by the Board or the Chairman of the Board.

	SECTION 4.9. Treasurer. The Board shall elect a Treasurer who shall keep or cause to be kept full and accurate accounts of all receipts and disbursements in books belonging to the Corporation, and shall have the care and custody of all funds and securities of the Corporation and he shall disburse the funds of the Corporation as may be ordered by the Board, Executive Committee, or the Chairman of the Board. He shall perform such other duties as may be incident to his office or as prescribed by the Board or the Chairman of the Board. The Board or the Chairman of the Board may direct that any of the Treasurer's duties may be performed by the principal financial officer of the Corporation, irrespective of such officer's title.

	SECTION 4.10. Auditor. The Board shall elect an Auditor who shall establish and maintain audit and related procedures for all activities of the Corporation and each of its affiliates. Such procedures shall be adequate to determining the condition of all accounts of the Corporation and each of its affiliates. He shall make audits and examinations of the trust department of affiliate banks in accordance with existing regulations. The Auditor shall be responsible to the Board, through the Audit Committee of the Board, and shall make reports of audit activities to the Audit Committee at least quarterly.

	SECTION 4.11. Controller. The Board shall elect a Controller who shall be the accounting officer of the Corporation. He shall keep adequate and correct accounts of the Corporation's assets, liabilities and transactions (except those maintained by the Treasurer); prepare such reports and perform such other duties as the Board or the Chairman of the Board may prescribe.

	SECTION 4.12. Assistant Officers. The Chairman of the Board may appoint, on behalf of the Board, one or more Assistant Vice Presidents, Assistant Secretaries, Assistant Treasurers or such other officers as he deems appropriate and may assign to them such duties as he shall deem appropriate including duties which would otherwise be performed by the officer to whom they are assistant.

	ARTICLE V

	Employees Other Than Officer

	SECTION 5.1. Employment, Compensation and Dismissal. Subject to the authority of the Board, the Chairman of the Board, the President or any other officer authorized by them may employee such agents and employees other than officers as deemed advisable for the prompt and orderly transaction of the business of the Corporation, define their duties, fix their compensation and dismiss them.

	ARTICLE VI

	Bonding of Officers and Employees

	SECTION 6.1. Bonding. All officers and employees, as a group or otherwise, shall be bonded for the faithful performance of their duties and against loss to the Corporation resulting from their misconduct by a reliable surety company, selected by the Board, and in such amount as shall be determined, from time to time, by the Board.

	ARTICLE VII

	Contracts, Loans, Checks and Deposits


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	SECTION 7.1.  Contracts.  Either the Chairman of the Board, the
President or any Vice President or Corporate Executive Officer may execute contracts or other instruments on behalf of and in the name of the Corporation and any contract or other instrument so signed may be attested and the corporate seal affixed by the Secretary or an Assistant Secretary. The Board may authorize any other officer or officers, agent or agents to enter into any contract or execute any instrument in the name of and on behalf of the Corporation, and such authority may be general or confined to specific instances.

	SECTION 7.2. Loans. No loans shall be contracted on behalf of the Corporation and no evidence of indebtedness shall be issued in its name unless authorized by the Chairman of the Board, the President or the Board of Directors. Such authority may be general or confined to specific instances.

	SECTION 7.3. Checks, Drafts, etc. All checks, drafts, bills of exchange and other negotiable instruments of the Corporation shall be signed by either the Chairman of the Board, the President, a Vice President, a Corporate Executive Officer or by such other officer or agent of the Corporation as may be authorized so to do by the Board of Directors. Such authority may be general or confined to specific business.

	SECTION 7.4. Deposits. All funds of the Corporation not otherwise employed shall be deposited from time to time to the credit of the Corporation in such banks or other depositories as the Board may select.

	ARTICLE VIII

	Inspection of Records

	SECTION 8.1. Inspection of Records. The books and records of account of the Corporation, the minutes of the proceedings of the shareholders, the Board and the Executive Committee; and the records of the shareholders showing the names and addresses of all shareholders and the number of shares held by each, shall be subject to inspection during normal business hours (i) by any person who is a duly qualified Director of the Corporation at the time he makes such inspection and (ii) by any person who shall have been a shareholder of record for at least six months immediately preceding his demand, or who shall be the holder of records of at least five per centum of all outstanding shares of the Corporation, upon written demand, stating the purpose thereof. Such Director or shareholder shall have the right to examine in person, or by agent or attorney, for any proper purpose, such of the Corporation's records as is described above in this Section 8.1, and to make extracts therefrom.

	ARTICLE IX

	Certificates for Shares and Their Transfer

	SECTION 9.1. Certificates for Shares. Certificates representing shares of the Corporation shall be in such form as shall be determined by the Board. Such certificates shall be signed by the Chairman of the Board, the President or a Vice President and also by the Secretary or an Assistant Secretary, or the Treasurer or an Assistant Treasurer or any other officer authorized by the Board, and may (but need not) be sealed with the seal of the Corporation or a facsimile thereof.



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	The signatures of the officers upon a certificate may be facsimiles if the certificate is countersigned by a transfer agent or registered by a registrar. All certificates for shares shall be consecutively numbered or otherwise identified. The name and address of the person to whom the shares represented thereby are issued, with the number of shares and the date of issue, shall be entered on the stock transfer records of the Corporation. All certificates surrendered to the Corporation for transfer shall be cancelled and no new certificates shall be issued until the former certificate for a like number of shares shall have been surrendered and cancelled, except that in the case of a lost, destroyed or mutilated certificate, a new one may be issued therefor upon such terms and indemnity to the Corporation as the Board may prescribe.

	SECTION 9.2. Transfer of Shares. Transfer of shares of the Corporation shall be made only on the transfer records of the Corporation by the holder of record thereof or by his legal representative, who shall furnish proper evidence of authority to transfer, or by his attorney thereunto authorized by power of attorney duly executed and filed with the Secretary of the Corporation, and on surrender for cancellation of the certificates for such shares. The person in whose name shares stand on the books of the Corporation shall be deemed by the Corporation to be the owner thereof for all purposes.

	ARTICLE X

	Waiver of Notice

	SECTION 10.1. Waiver of Notice. Unless otherwise provided by law, and in addition to any other provision of these By-Laws, whenever any notice is required to be given to any shareholder or Director, or member of any committee of the Corporation, a waiver thereof in writing, signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice.

	ARTICLE XI

	Fiscal year

	SECTION 11.1. Fiscal Year. The fiscal year of the Corporation shall begin on the first day of January and end on the thirty-first day of December in each year.

	ARTICLE XII

	Dividends

	SECTION 12.1. Dividends. The Board may from time to time declare, and the Corporation may pay, dividends on its outstanding shares in the manner and upon terms and conditions provided by law.

	ARTICLE XIII

	Seal

	SECTION 13.1. Seal. The Board shall provide a corporate seal which shall be circular in form and shall have inscribed thereon the name of the Corporation, the state of incorporation, "VIRGINIA", and the word, "SEAL."



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	ARTICLE XIV

	Amendments

	SECTION 14.1. Amendments to By-Laws. Subject to the provisions of the Articles of Incorporation, these By-Laws may be altered, amended or repealed at any regular meeting of the shareholders (or at any special meeting thereof duly called for that purpose) by a majority vote of the shares represented and entitled to vote at such meeting; provided that in the notice of such special meeting notice of such purpose shall be given. Subject to the laws of the State of Virginia, the Articles of Incorporation and these By-Laws, the Board of Directors may by majority vote of those present at any meeting at which a quorum is present amend these By-Laws, or enact such other By-Laws as in their judgment may be advisable for the regulation of the conduct of the affairs of the Corporation; provided, however, that, without the affirmative vote of two-thirds of all members of the Board, the Board may not amend the By-Laws to (i) change the principal office of the Corporation, (ii) change the number of Directors; (iii) change the number of Directors on the Executive Committee, or (iv) make a substantial change in the duties of the Chairman of the Board and the President.



	ARTICLE XV

	Control Share Acquisitions

	SECTION 15.1. Non-Applicability. The provisions of Article 14.1 of the Virginia Stock Corporation Act relating to "control share acquisitions" shall not apply to acquisitions of shares of this Corporation.